© 2016 BMC. All Rights Reserved. BMC STOCK HOLDINGS, INC. INVESTOR PRESENTATION November 2016

CLICK TO EDIT TITLEDISCLAIMER 2 Forward-Looking Statements This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this document may include, without limitation, statements regarding sales growth, price changes, earnings performance, strategic direction and the demand for our products. Forward-looking statements are typically identified by words or phrases such as "may," "might," "predict," "future," "seek to," "assume," "goal," "objective," "continue," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "guidance," "possible," "predict," "propose," "potential" and "forecast," or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which are outside BMC’s control. BMC cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement; therefore, investors and shareholders should not place undue reliance on such statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the recently completed merger (the “Merger”) of Stock Building Supply Holdings, Inc. (“SBS” or “Legacy SBS”) with Building Materials Holding Corporation (“Legacy BMC”), including future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the Legacy SBS and Legacy BMC businesses will not be integrated successfully or that such integration will take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger may make it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; general worldwide economic conditions and related uncertainties; changes in the markets for BMC's business segments; unanticipated downturns in business relationships with customers; competitive pressures on the Company's sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; the effect of changes in governmental regulations; and other factors discussed or referred to in the "Risk Factors" section of BMC's most recent Annual Report on Form 10-K filed with the SEC on March 15, 2016, and our subsequent quarterly 10-Q filings with the SEC. All such factors are difficult to predict and are beyond BMC's control. All forward-looking statements attributable to BMC or persons acting on BMC's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and BMC undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Basis of Presentation The Merger was accounted for as a “reverse acquisition” under the acquisition method of accounting, with Legacy SBS treated as the legal acquirer and Legacy BMC treated as the acquirer for accounting purposes. As such, the Company has accounted for the Merger by using Legacy BMC historical information and accounting policies and adding the assets and liabilities of Legacy SBS as of the completion date of the Merger at their estimated fair values. As a result, current year results reported pursuant to U.S. generally accepted accounting principles (“GAAP”) are not comparable to prior periods.

CLICK TO EDIT TITLENON-GAAP (ADJUSTED) FINANCIAL MEASURES 3 Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income are intended as supplemental measures of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company believes that Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and operating results. • Adjusted net sales is defined as BMC net sales plus pre-Merger SBS net sales. • Adjusted gross profit is defined as BMC gross profit plus pre-Merger SBS gross profit and inventory step-up charges. • Adjusted EBITDA is defined as BMC net income (loss) plus pre-Merger SBS income (loss) from continuing operations, interest expense, income tax expense (benefit), depreciation and amortization, Merger and integration costs, restructuring expense, inventory step-up charges, non-cash stock compensation expense, Loss on Debt Extinguishment, headquarters relocation expense, insurance deductible reserve adjustment and fire casualty loss, loss portfolio transfer, acquisition costs and other items and impairment of assets. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales or Adjusted net sales. • Adjusted net income is defined as BMC net income plus pre-Merger SBS income from continuing operations, impairment of assets, Merger-related costs, non-cash stock compensation expense, Loss on Debt Extinguishment, headquarters relocation expense, insurance deductible reserve adjustment and other items, and after tax effecting those items. Company management uses Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. Adjusted net sales, Adjusted gross profit and Adjusted EBITDA are used in monthly financial reports prepared for management and the board of directors. The Company believes that the use of Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income provide additional tools for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other distribution and retail companies, which may present similar non-GAAP financial measures to investors. However, the Company’s calculation of Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income are not necessarily comparable to similarly titled measures reported by other companies. Company management does not consider Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income in isolation or as alternatives to financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA and Adjusted net income is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Some of these limitations are: (i) Adjusted EBITDA and Adjusted net income do not reflect changes in, or cash requirements for, working capital needs; (ii) Adjusted EBITDA does not reflect interest expense, or the requirements necessary to service interest or principal payments on debt; (iii) Adjusted EBITDA does not reflect income tax expenses or the cash requirements to pay taxes; (iv) Adjusted net income and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; (v) although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA and Adjusted net income do not reflect any cash requirements for such replacements and (vi) Adjusted net income and Adjusted EBITDA do not consider the potentially dilutive impact of issuing non-cash stock-based compensation. In order to compensate for these limitations, management presents Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income in conjunction with GAAP results. Readers should review the reconciliations of net sales to Adjusted net sales, gross profit to Adjusted gross profit, net income (loss) to Adjusted EBITDA and Adjusted net income, included in the Appendix, and should not rely on any single financial measure to evaluate the Company’s business.

© 2016 BMC. All Rights Reserved. COMPANY OVERVIEW1

CLICK TO EDIT TITLEBMC COMPANY SNAPSHOT NASDAQ LISTED: BMCH 5 LTM Q3 2016 Product & Service Mix (2) A leading national building solutions provider with $3.1 billion of Adjusted net sales(1) and $187.3 million of Adjusted EBITDA(1) for the last twelve months (“LTM”) ended September 2016  Locations in 17 states representing 63% of 2015 single- family building permits  Significant market presence in 42 attractive metropolitan areas  Focus on differentiated, value-added products and services that meet critical industry needs  Proven growth track record (~29% Adjusted EBITDA CAGR since 2013) with significant future opportunities as housing market expands Design Services Component Manufacturing Millwork Manufacturing Turnkey Solutions 90 Distribution Yards 34 Truss & Structures Operations 47 Millwork Operations Installation Services Design Centers & Showrooms eBusiness Platform Logistics, Services & eCommerce Distribution Services Structural Components, 15% Lumber & Sheet Goods, 30% Millwork, Windows & Doors, 29% Other Bldg. Products & Services, 26% 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales and Adjusted EBITDA. 2. LTM Q3 2016 Product and Service Mix includes Adjusted net sales for Q4 2015.

CLICK TO EDIT TITLE - 1,000 2,000 3,000 4,000 A MARKET LEADER WITH NATIONAL SCALE AND LOCAL EXPERTISE IN A HIGHLY FRAGMENTED INDUSTRY 6 Lumber Yards & Building Materials Dealers 33%Home Centers 58% Hardware Stores 9% ($ millions) BMC Top 10 Pro Sales 2015 (2)Building Materials Industry Sales by Distribution Channel (1)  Approximately $290 billion of U.S. retail building materials sales in 2015  Lumber and Building Materials (“LBM”) dealers primarily serve professional contractors, homebuilders and tradespersons  The median revenue for top 100 pro dealers is $114 million  BMC is a leading ‘Direct-to-Jobsite’ distributor and solutions provider in the highly fragmented U.S. LBM industry 6,0002 1. Source: U.S. Census Bureau 2012 NAICS Survey and 2015 NAICS Annual Retail Trade Report. 2. Source: 2016 ProSales 100 rankings of pro dealers with manufacturing capabilities; chart not to scale.

CLICK TO EDIT TITLESTRATEGIC FOOTPRINT IN HIGHLY ATTRACTIVE, LONG-TERM GROWTH MARKETS 7 Mid & South Atlantic 28% West South Central 33% Mountain 19% Pacific 20% YTD Sales by U.S. Census DivisionCompany Footprint FL NM TX MT COUT ID NV WA CA PA VA AR GA 90 Distribution locations in 17 states 34 Truss and structures operations 47 Millwork operations 63% of 2015 single-family building permits

CLICK TO EDIT TITLE Average Cost Share of Cost Building Permit Fees $3,601 1.2% Impact Fee $1,742 0.6% Water & Sewer Fees Inspections $4,191 1.4% Architecture, Engineering $4,583 1.6% Excavation, Foundation & Backfill $32,576 11.3% Framing & Trusses $48,524 16.8% Sheathings $1,238 0.5% Siding $20,717 7.2% Roofing $10,069 3.5% Windows & Doors $12,127 4.2% Plumbing $12,302 4.3% Electrical $12,181 4.2% HVAC $12,623 4.4% Insulation $6,467 2.2% Drywall $11,744 4.1% Interior Trim, Doors & Hardware $12,409 4.3% Painting $9,002 3.1% Lighting $3,517 1.2% Cabinets & Countertops $16,056 5.5% Appliances $4,463 1.5% Flooring $13,367 4.6% Plumbing Fixtures $4,465 1.5% Outdoor Structures (deck, patio) $4,349 1.5% Landscaping $6,156 2.1% Driveway $6,240 2.1% Other $14,706 5.1% Total $289,415 100.0% Source: 2015 NAHB Cost of Construction Survey. EXTENSIVE PRODUCT AND SERVICE OFFERING PRODUCT PORTFOLIO REPRESENTS >50% OF COST FOR A TYPICAL NEW HOME 8

CLICK TO EDIT TITLEVALUE-ADDED SERVICES SUPPORT JOB SITE EXCELLENCE ONE-STEP VALUE CHAIN – SHOWROOM TO JOB-SITE…CONTRACTOR TO CLIENT 9  Providing differentiated solutions and proprietary services that support our unique value proposition  Driving enhanced productivity and customer satisfaction  One-step distributor for premier building products manufacturers; critical link in building supply chain for customers  Keen understanding of unique construction codes, regional product preferences and local distribution infrastructure Design and showroom services Project planning eBusiness platform Custom millwork, doors, windows Ready-Frame © and trusses Job-site distribution services Installation management Unique Service Platform

CLICK TO EDIT TITLE  Diverse base of customers ranging from well- known national builders to small regional and local players  No single customer greater than 5% of total Adjusted net sales (1)  Enhanced capabilities to serve attractive professional repair and remodeling contractor segment Select Customers Multi-Family & Commercial Contractors 11% Repair & Remodel Contractors 12% Single-Family Homebuilders 77% National Homebuilders Regional Homebuilders Multi-family (millwork) 2015 Customer Mix (2) 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales. 2. 2015 customer mix based on Adjusted net sales. HIGHLY DIVERSIFIED AND GROWING CUSTOMER BASE 10

CLICK TO EDIT TITLE BMC Provides Strategic Go-to-Market Options for Suppliers  Diverse base of leading building products manufacturers  One-step value-added distributor providing direct access to thousands of customers DIVERSITY OF SUPPLIER BASE STRATEGIC AGREEMENTS IN PLACE WITH LEADING BUILDING PRODUCT SUPPLIERS 11

CLICK TO EDIT TITLE  Combined executive leadership team and operating structure in place  $10 million annual savings from executive and other redundant positions; implementation of casualty insurance and employee benefit programs  Limited branch overlap reduces risk of customer disruption / revenue loss  Incremental opportunities from best practices:  Millwork and components manufacturing  Ready-Frame  Logistics, design and eCommerce capabilities  Working capital optimization  $20 to $25 million of integration costs expected over 2016 / 2017, primarily related to associate severance, retention and system integration costs Synergy Category Description of Benefit Q4 2017 Annual Run-Rate Targets (1) Sales, General & Administrative and Other Costs  Rationalization of corporate and branch support costs  Common casualty insurance and employee benefit programs  Fleet and indirect spend programs  Select consolidation of branches in overlapping markets $18 to $22m Sourcing and Supply Chain (Cost of Goods Sold)  Alignment of suppliers to optimize purchase quantities  Extend ‘one-step’ supplier sourcing relationships across combined company  Improve supplier rebates and discounts by leveraging combined larger purchase volume $22 to $28m Total $40 to $50m Targeted Run-Rate Cost Savings (1) Moving Quickly to Capture Value Q3 16 Q4 17 $28m $40 to $50m 1. Estimated run-rate cost savings represents annualized savings at the end of each period presented. TIGHTLY MANAGED INTEGRATION PLAN TO EXTRACT SYNERGIES AND LEVERAGE UNIQUE CAPABILITIES 12

© 2016 BMC. All Rights Reserved. FOCUSED GROWTH STRATEGY2

CLICK TO EDIT TITLE Favorable Foundational Industry Trends Expand Value-Added Products & Services Expand Wallet Share in Core Markets Pursue Strategic Profitable Expansions Merger Benefits  National scale  Service capabilities meeting industry demands  Attractive geographies  Proven leadership & deep talent pool  Solid financial position  Significant synergies Creating a Best-in-Class Building Solutions Platform LEVERAGING STRONG FOUNDATION AND CORE CAPABILITIES TO ACCELERATE PROFITABLE GROWTH 14

CLICK TO EDIT TITLE 0 400 800 1,200 1,600 2,000 1959 1966 1973 1980 1987 1994 2001 2008 2015 U.S. Single-Family Starts Significant Room to Recover from Today’s Levels (ths) U.S. S-F Starts Remain Well Below 50 Year Average (1) Poised to Benefit from the Housing Recovery Adjusted Net Sales per U.S. S-F Housing Start (2) Macro conditions support housing market growth  Population & employment growth  Consumer & builder confidence  Credit availability  Affordability  Government policy 50 year average $3,447 $3,419 $3,700 $3,864 $3,920 2011 2012 2013 2014 2015 1. Source: United States Census Bureau. 2. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales; 2011 to 2014 Adjusted net sales per U.S. S-F Housing Starts calculated on a constant-dollar basis using 2015 annual average commodity prices. BENEFITTING FROM FAVORABLE INDUSTRY TRENDS 15

CLICK TO EDIT TITLE Other Bldg. Products & Services 26% Lumber & Sheet Goods 35%Millwork, Doors & Windows 25% Structural Components 14% Structural Components, 15% Lumber & Sheet Goods, 30%Millwork, Doors & Windows, 29% Other Bldg. Products & Services, 26%  Includes engineered wood products, trusses and wall panels  Custom designed and built to reduce job- site labor, waste and cycle times  Investing in equipment and automation to improve manufacturing productivity  Capacity expansion in Atlanta, Austin, Raleigh and Salt Lake City to capture greater share of growing demand  Proprietary job-site framing solution for constructing roof and floor trusses  Designed to reduce builder cycle time, labor requirement and material waste  LTM Q3 2016 sales of ReadyFrame were $91 million  Currently deployed in all of the company’s 25 major markets  Includes millwork, interior doors, cabinets and flooring  Developing web-based catalogs and configuration tools to showcase offerings  Acquired custom millwork manufacturer in Atlanta with potential to leverage unique capabilities across multiple markets  Investing in capacity, showrooms and sales Ready-Frame® (1)Structural Components Windows, Doors & Millwork Product & Service Mix Evolution LTM Q3 2016 Growth by Product Category 1. Ready-Frame® sales are divided between the Lumber & Sheet Goods and Structural Components product categories. Relative GM % Gro w th Rat e Low Mid High 0% 4% 8% 12% 16% 20% Structural Components Millwork, Doors & Windows Lumber & Sheet Goods Other Bldg. Products & Services 2013 LTM Q3 2016 EXPANSION OF PRODUCT & SERVICE OFFERING DRIVING SHARE GAINS AND IMPROVED MIX 16

CLICK TO EDIT TITLEREADY-FRAME® MEETING INDUSTRY NEEDS; FIRST-MOVER POSITION FOR FUTURE OF FRAMING 17  Proprietary job-site framing solution for constructing roof and floor trusses  Designed to reduce builder cycle time, labor requirement and material waste  Applicable to single-family, custom, multi-family, and commercial construction  Enables customers to frame 20-30% more houses in same time period as stick framing  Whole house, precision pre-cut package  One price per package  Smart bundled (top piece off delivery is first used for framing)  No cutting lumber, no last minute orders, no errors and no punch lists  Take off guaranteed to the 1/16”  Green solution with minimal to no on-site waste and disposal costs  LTM Q316 sales have grown 38% to $91 million vs. LTM Q315  55% of Seattle market LBM business after 3 years  Opportunity to transition commodity lumber sales to value- added solutions and grow share Less Risk. Less Labor. Less Cost. READY-FRAME video: https://www.youtube.com/watch?v=REv665u2QRI

CLICK TO EDIT TITLEREADY-FRAME® PROVEN TRACK RECORD OF SHARE GAINS; POISED TO DRIVE FUTURE GROWTH 18 OpportunityHistorical Sales Trend  Proven ability to reduce builder cycle time, labor requirement and material waste  No other market participant provides a comparable solution  Provides a truly differentiated offering that creates “sticky” customer relationships  Building on success of offering in legacy markets, rolled out Ready-Frame® in 9 new markets during 2016; Now available in all 25 major markets Ready-Frame® location $29 $60 $70 $91 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FY 2013 FY 2014 FY 2015 LTM Q3 2016 ($m) COUT NV WA CA Washington, DC MT ID NM TX GA NC PA

CLICK TO EDIT TITLEBMC’S LEAN EBUSINESS EVOLUTION BUILDING A TECHNOLOGY PLATFORM TO ENABLE AND LEVERAGE PROFITABLE GROWTH 19 LEAN eBusiness Platform Driving Improved Operating Performance 2010 2015 6.6% 5.1% 2010 2015 Shipping & Handling Costs (% Net Sales) (2)On-Time In-Full Delivery Rates (2) <75% >92% 1. Reduced product costs from Photo Proof of Delivery, which has reduced Claims, including Returns, Damages and Missing Product 2. Transactional capabilities available in 14 markets; rollout expected to continue following ERP conversions. Single ERP Expected by YE2017 Logistics Solutions ↑ Driver Productivity ↑ Customer Satisfaction ↑ Asset Utilization ↓ Product Costs1 E-Commerce ↑ Ease of Accessibility ↑ Customer Productivity ↑ Associate Productivity ↑ New Customer Leads Installation Services ↑ Resource Management ↑ Communication & Document Management ↑ Completion Performance Integrating Value-Added Solutions Around a Single ERP

CLICK TO EDIT TITLE24X7 TRANSACTIONAL FRONT-END TO ERP ENHANCES CUSTOMER EXPERIENCE / PRODUCTIVITY 20 Easy, Fast, Convenient  Intuitive interface  Accessible 24x7  Mobile based platform  Full breadth of products  Customer specific pricing  Product availability and lead times Professional Resources  Robust building science content: articles, videos, project management tools  “How-to” articles  Product search with photos, specs, comparison tools  Idea gallery with room scenes  Interactive design tools Work More Efficiently  Order Management Tools: place orders, check order status, create reorder lists  Account management Tools: Pay invoices, assign users and admin permissions, view history  Configure custom millwork  Manage business digitally Introducing a Brand New Tool for our Customer’s Belt

CLICK TO EDIT TITLEPOSITIONED TO UTILIZE M&A TO DRIVE FUTURE GROWTH FRAGMENTED MARKET COMBINED WITH PROVEN AND DISCIPLINED M&A PROCESS Fragmentation Presents Significant Consolidation Opportunities 5.3x (2) 2.0x (2)  Disciplined targeting, negotiating and execution capability has yielded highly successful acquisition track record  Expanded into new markets  Enhanced existing network density  Augmented product offering  Efficiently and effectively extracted synergies  Leverage profile provides financial flexibility to pursue accretive M&A Builders FirstSource 6% BMC 3% 84 Lumber 3% US LBM 3% Carter Lumber 1% Others 84% $6,067 $2,801 $2,504 $2,401 $1,109 $417 ($m) M&A OpportunityLBM Dealer Market Fragmentation (1) LBM Dealers 2015 Total Net Sales (1) Average of Top 100 LBM Dealers Public LBM Dealers Leverage (2) Profile 1. Source: 2015 ProSales 100 rankings of pro dealers with manufacturing capabilities and actual Adjusted net sales for BMC. 2. Leverage for BLDR is the ratio of Adjusted net debt at September 30, 2016 to Adjusted EBITDA for the twelve months ended September 30, 2016. BMC’s calculation of leverage is the ratio of Long Term Debt to LTM Adjusted EBITDA at September 30, 2016. Neither method are necessarily comparable to similarly titled measures reported by other companies. 21

CLICK TO EDIT TITLEENTERING NEW MARKETS EFFICIENTLY PROVEN ACQUISITION CAPABILITY 22  Serves central and coastal Georgia and the north coast of Florida  7 lumberyards, 1 truss plant, and 1 millwork manufacturing plant  Customer mix primarily single-family custom homebuilders and professional remodeling contractor  Net sales of $134.2 million for its fiscal year ended March 31, 2015  Serves the greater Atlanta metropolitan area  Manufacturer and distributor of custom millwork products  Serves various size customers including production and custom builders and professional remodeling contractors  Net sales of $77.9 million for its fiscal year ended December 31, 2014  Adjacency of existing and acquired locations adds to local scale and creates opportunity to leverage capabilities and fixed costs  Rigorous integration process to capture value, with over 70 bolt-on acquisitions completed  Industry remains extremely fragmented, allowing for robust pipeline of opportunities Acquired location Existing location VNS Corporation (VNS), May 2015 Robert Bowden, Inc. (RBI), September 2015 1. Net sales includes pre-acquisition results.

© 2016 BMC. All Rights Reserved. FINANCIAL OVERVIEW3

CLICK TO EDIT TITLE $93 $114 $130 $187 2013 2014 2015 LTM Q3 16 $2,407 $2,607 $2,801 $3,074 2013 2014 2015 LTM Q3 16 $531 $603 $670 $740 2013 2014 2015 LTM Q3 16 CAGR: 11.5% PROVEN TRACK RECORD OF GROWTH 24  Adjusted net sales(1) CAGR(2) of 11.5% from 2013 to Q3 2016 compared to single-family starts CAGR of 7.9%  LTM Adjusted gross margin(1) improvement of 200 basis points since 2013  Adjusted EBITDA(1) CAGR of 29.2% from 2013 to Q3 2016 driven by operating leverage and strategic growth initiatives Adjusted net sales (1) ($m) Adjusted gross profit (1) ($m) Adjusted EBITDA (1) ($m) 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA. 2. Adjusted net sales CAGR calculated on a constant-dollar basis using 2015 annual average commodity prices. Performance Highlights CAGR: 12.8% CAGR: 29.2%

CLICK TO EDIT TITLEQ3 2016 / YTD SEP 30, 2016 ADJUSTED NET SALES BRIDGE 25 Q3 16 Adjusted net sales (1) ($m) bridge  Q3 2016 Net sales up 6.0% compared to Q3 2015 Adjusted net sales(1)  Organic sales volume growth of 1.6%  RBI acquisition contributed growth of 2.0%  Commodity inflation increased growth rate by 2.4% 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales.  YTD Q3 2016 Net sales up 13.2% compared to YTD Q3 2015 Adjusted net sales(1)  Organic volume growth of 7.1% despite labor- constrained construction markets  VNS and RBI acquisitions contributed growth of 5.7%  Commodity deflation increased growth rate by 0.4% $821.2$775.0 $18.7 $11.7 $15.8 Q3 2015 Volume Acquisitions Inflation Q3 2016 $2,072.8 $147.3 $118.1 $8.0 $2,346.2 YTD Q3 2015 Volume Acquisitions Inflation YTD Q3 2016 YTD Adjusted net sales (1) ($m) bridge

CLICK TO EDIT TITLEQ3 2016 FINANCIA RESULTS 26 Q3 2016 Financial Performance Q3 2016 Commentary  Total Q3 2016 net sales growth of 6.0%, compared to Q3 2015 Adjusted net sales(1)  Millworks, Doors & Windows up 9.7%  Lumber and sheet good price inflation impacted sales by 2.4%  Q3 2016 Ready-Frame® sales growth of ~43% to $28.6m, compared to Q3 2015  Primarily driven by increased penetration in the company’s existing Ready-Frame® market footprint  Adjusted EBITDA(1) margin improvement of 180 basis points to 7.1% compared to Q3 2015  Capex, including capital leases, of $6.6m primarily to fund purchases of vehicles and equipment  Operating cash flow increased to $24.4m for Q3 2016 and to $63.8m YTD  $28 million of annual run-rate synergies implemented; To date, approximately 60% relates to SG&A cost reductions and 40% relate to sourcing (cost of sales) 1. See Non-GAAP (Adjusted) Financial Measures pages of this presentation for definition of Adjusted Net Sales, Adjusted Gross Profit, Adjusted EBITDA , Adjusted Net Income and Adjusted EPS. ($ in millions except per share amounts) (Unaudited) Q3 15 Q3 16 % Chg Structural Components $119.9 $126.8 5.8% Lumber & Lumber Sheet Goods 238.6 244.9 2.6% Millwork, Doors & Windows 212.7 233.4 9.7% Other Bldg Products & Services 203.8 216.1 6.0% Total Adjusted Net Sales (1) $775.0 $821.2 6.0% Adjusted Gross Profit (1) $186.2 $203.0 9.0% % margin 24.0% 24.7% Adjusted EBITDA (1) $41.0 $58.2 41.9% % margin 5.3% 7.1% Adjusted Net Income (1) $15.1 $21.3 Adjusted EPS $0.23 $0.32

CLICK TO EDIT TITLESTRONG BALANCE SHEET TO SUPPORT GROWTH FLEXIBILITY FOR CONTINUED INVESTMENTS AND DISCIPLINED, ACCRETIVE M&A 27 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA; includes pre-acquisition results for VNS and RBI. 2. With transactions completed in September 2016, these new 5.5% Senior Secured Notes due 2024 replaced the Company’s 9.0% Senior Secured Notes due 2018  Improving Adjusted EBITDA trends  Working capital usage ~12% of sales with improvement opportunity through Merger  Full Year 2016 CAPEX expected to be $50 to $60 million  2016 depreciation expense expected to be $45 to $50 million  2016 amortization expense expected to be $20 to $22 million  Achieved significant interest expense savings from September 2016 refinancing  Targeting $40 - $50 million of annual run rate cost synergies by the end of 2017 Attractive Cash Flow Dynamics 9/30/2016 Long-Term Debt $372.4 million Long-Term Debt/ LTM 9/30/2016 Adjusted EBITDA (1) 2.0x  $375 million revolving ABL facility with extended maturity; $27.0 million drawn at 9/30/16  $350 million 5.5% Senior Secured Notes maturing 2024 (2)  Longer-term leverage target of 2.0x to 3.0x with flexibility to make strategic investments Balance Sheet Positioned to Invest

CLICK TO EDIT TITLESOLID BALANCE SHEET AND AMPLE LIQUIDITY SUPPORT BUSINESS STRATEGY AND INITIATIVES 28 Selectively Pursue Strategic Acquisitions Ample Liquidity Improve Growth and Margin Profile Increase Productivity and Reduce Expenses Conservative Capital Structure  Grow scale and expand product and service offerings to drive improved mix and margin expansion  Open new locations in selected markets, relocate facilities as needed, and increase capacity at existing facilities  Use technology to improve customer service and reduce waste  Integrate and upgrade existing ERP platforms to standardize processes  Continue to develop talent training program  Modest Total Leverage of 2.0x as of 9/30/20161  Longer-term Total Leverage target of 2.0x to 3.0x  Consider acquisition opportunities that enhance margin profile and through the cycle performance  Previous acquisitions include Robert Bowden Inc. (September 2015) and VNS Corporation (May 2015)  $375 million ABL Revolving Credit Facility due 2020  $268 million of availability for seasonal working capital needs 1Total Leverage is calculated as the ratio of Long-Term Debt to LTM Adjusted EBITDA at 9/30/16

CLICK TO EDIT TITLEBMC INVESTMENT HIGHLIGHTS A MARKET LEADER FOR GROWTH 29 Market leader with national scale and local expertise Strategic footprint in highly attractive long-term growth markets Extensive value- added product and service capabilities support share gains Strong balance sheet that supports growth Significant synergies being realized from Legacy BMC and SBS combination Well positioned to utilize M&A to drive future growth Highly fragmented industry poised for continued recovery Low cost, high service integrated supply chain and diverse customer base

© 2016 BMC. All Rights Reserved. APPENDIX

BMC STOCK HOLDINGS REPORTED (GAAP) INCOME STATEMENT ($ths) FY 2013 FY 2014 Q1 15 Q2 15 Q3 15 Q4 15 FY 2015 Q1 16 Q2 16 Q3 16 LTM Q3 16 Net sales 1,210,156 1,311,498 292,826 357,287 416,471 510,162 1,576,746 727,418 797,547 821,204 2,856,331 Cost of sales 953,609 1,016,424 226,129 273,469 319,370 396,368 1,215,336 560,801 605,892 618,238 2,181,299 Gross profit 256,547 295,074 66,697 83,818 97,101 113,794 361,410 166,617 191,655 202,966 675,032 SG&A 200,588 229,316 62,861 67,503 76,436 100,043 306,843 141,781 139,897 149,498 531,219 Depreciation expense 9,168 11,492 3,444 3,262 3,549 5,445 15,700 8,792 9,290 9,784 33,311 Amortization expense 1,310 - - 264 735 2,627 3,626 5,245 5,288 5,349 18,509 Impairment of assets 73 134 - - 82 (82) - 11,883 - - 11,801 Merger and integration costs - - - 3,042 998 18,953 22,993 2,836 3,597 4,655 30,041 Income (loss) from operations 45,408 54,132 392 9,747 15,301 (13,192) 12,248 (3,920) 33,583 33,680 50,151 Interest expense (18,786) (27,090) (6,730) (6,730) (7,038) (7,054) (27,552) (8,231) (8,121) (7,668) (31,074) Loss on debt extinguishment - - - - - - - - - (12,529) (12,529) Other income (expense), net 1,306 1,413 669 347 (48) (184) 784 1,455 1,411 735 3,417 Income (loss) before income taxes 27,928 28,455 (5,669) 3,364 8,215 (20,430) (14,520) (10,696) 26,873 14,218 9,965 Income tax expense (benefit) 6,273 (65,577) (2,108) 1,239 4,168 (12,988) (9,689) (3,940) 8,891 4,982 (3,055) Net income (loss) 21,655 94,032 (3,561) 2,125 4,047 (7,442) (4,831) (6,756) 17,982 9,236 13,020 31

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS ADJUSTED NET SALES, ADJUSTED GROSS PROFIT ($ths) FY 2013 FY 2014 Q1 15 Q2 15 Q3 15 Q4 15 FY 2015 Q1 16 Q2 16 Q3 16 LTM Q3 16 Net sales 1,210,156 1,311,498 292,826 357,287 416,471 510,162 1,576,746 727,418 797,547 821,204 2,856,331 Pre-merger SBS net sales 1,197,037 1,295,716 297,620 350,065 358,540 217,650 1,223,875 - - - 217,650 Adjusted net sales 2,407,193 2,607,214 590,446 707,352 775,011 727,812 2,800,621 727,418 797,547 821,204 3,073,981 Structural components 347,689 380,065 86,010 106,859 119,918 107,514 420,301 110,381 123,234 126,818 467,947 Lumber & sheet goods 848,202 875,725 192,297 224,703 238,580 208,899 864,479 209,302 238,463 244,885 901,549 Millwork, doors & windows 597,805 689,532 168,300 195,796 212,685 216,958 793,739 217,899 229,099 233,418 897,374 Other building prods & svcs 613,497 661,892 143,839 179,994 203,828 194,441 722,102 189,836 206,751 216,083 807,111 Adjusted net sales by product category 2,407,193 2,607,214 590,446 707,352 775,011 727,812 2,800,621 727,418 797,547 821,204 3,073,981 Gross profit 256,547 295,074 66,697 83,818 97,101 113,794 361,410 166,617 191,655 202,966 675,032 Pre-merger SBS gross profit 274,403 307,654 71,321 86,411 89,139 51,522 298,393 - - - 51,522 Inventory step-up charges - - - - - 10,285 10,285 2,884 - - 13,169 Adjusted gross profit 530,950 602,728 138,018 170,229 186,240 175,601 670,088 169,501 191,655 202,966 739,723 Adjusted gross margin % 22.1% 23.1% 23.4% 24.1% 24.0% 24.1% 23.9% 23.3% 24.0% 24.7% 24.1% 32

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS ADJUSTED EBITDA ($ths) FY 2013 FY 2014 Q1 15 Q2 15 Q3 15 Q4 15 FY 2015 Q1 16 Q2 16 Q3 16 LTM Q3 16 Net income (loss) 21,655 94,032 (3,561) 2,125 4,047 (7,442) (4,831) (6,756) 17,982 9,236 13,020 Pre-merger SBS income (loss) from continuing operations (5,036) 10,087 1,851 2,531 6,024 (3,564) 6,842 - - - (3,564) Interest expense 22,579 29,774 7,441 7,407 7,783 7,558 30,189 8,231 8,121 7,668 31,578 Income tax expense (benefit) 9,147 (59,237) (5,699) 3,676 7,188 (15,139) (9,974) (3,940) 8,891 4,982 (5,206) Depreciation and amortization 25,827 28,799 8,344 8,678 9,643 12,586 39,251 16,682 17,139 17,276 63,683 Merger and integration costs - - 207 6,304 2,181 29,306 37,998 2,836 3,597 4,655 40,394 Restructuring expense 141 73 192 205 (14) - 383 - - - - Inventory step-up charges - - - - - 10,285 10,285 2,884 - - 13,169 Non-cash stock compensation expense 3,474 6,079 1,518 1,529 1,524 881 5,452 1,889 1,804 1,851 6,425 Loss on debt extinguishment - - - - - - - - - 12,529 12,529 Headquarters relocation - 2,054 1,377 1,075 359 1,054 3,865 - - - 1,054 Insurance deductible reserve adj. and fire casualty loss 1,772 669 378 (13) 694 1,967 3,026 - - - 1,967 Loss on portfolio transfer - - 2,826 - - - 2,826 - - - - Acquisition costs and other items 12,995 1,828 711 1,601 1,578 326 4,216 - - - 326 Impairment of assets - - - - - - - 11,883 - - 11,883 Adjusted EBITDA 92,554 114,158 15,585 35,118 41,007 37,818 129,528 33,709 57,534 58,197 187,258 Adjusted EBITDA margin 3.8% 4.4% 2.6% 5.0% 5.3% 5.2% 4.6% 4.6% 7.2% 7.1% 6.1% 33

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE (in $ths, except per share amounts) Q3 2015 Q3 2016 Net income 4,047 9,236 Pre-merger SBS income from continuing operations 6,024 - Impairment of Assets 82 - Merger and integration costs 2,181 4,655 Non-cash stock compensation expense 1,524 1,851 Loss on debt extinguishment - 12,529 Headquarters relocation 359 - Insurance deductible reserve adjustment 694 - Other items 1,482 - Tax effect of adjustments to net income (1,297) (6,927) Adjusted net income 15,096 21,344 Diluted weighted avg. shares used to calculate Adjusted net income per diluted share 65,712 67,085 Adjusted net income per diluted share $0.23 $0.32 34

SUMMARY OF PRE-MERGER SBS INCOME STATEMENT ($ths) FY 2013 FY 2014 Q1 2015 Q2 2015 Q3 2015 Oct / Nov YTD Nov 2015 Net sales 1,197,037 1,295,716 297,620 350,065 358,540 217,650 1,223,875 Cost of sales 922,634 988,062 226,299 263,654 269,401 166,128 925,482 Gross profit 274,403 307,654 71,321 86,411 89,139 51,522 298,393 SG&A 254,935 279,717 69,925 74,655 75,286 44,456 264,322 Depreciation expense 5,890 6,731 2,075 2,243 2,493 1,684 8,495 Amortization expense 2,236 2,253 563 597 596 398 2,154 Impairment of assets held for sale 432 48 - - - - - Merger and integration costs - - 207 3,262 1,183 10,353 15,005 Public offering transaction-related costs 10,008 508 - - - - - Restructuring expense 141 73 192 205 (14) - 383 Income (loss) from continuing operations 761 18,324 (1,641) 5,449 9,595 (5,369) 8,034 Interest expense (3,793) (2,684) (711) (677) (745) (504) (2,637) Other income, net 870 787 612 196 194 158 1,160 (Loss) income before income taxes (2,162) 16,427 (1,740) 4,968 9,044 (5,715) 6,557 Income tax expense (benefit) 2,874 6,340 (3,591) 2,437 3,020 (2,151) (285) Income from discontinued operations 401 332 8 39 7 - 54 Net (loss) income (4,635) 10,419 1,859 2,570 6,031 (3,564) 6,896 35